UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025 (May 27, 2025)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

9 East Park Court

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

406-839-0816

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry Into a Material Definite Agreement.

Effective May 29, 2025 and ratified by the Board of Directors on May 30, 2025, the Company entered into a Forbearance Agreement with Bion BLG, LLC extending the maturity date of the BLG Note to July 15, 2025. The original Bion BLG Agreement, effective on October 15, 2024, currently consists of two affiliates of the Company (Directors Greg Schoener and Bob Weerts, Turk Stovall, previously a Director, and two shareholders, one of whom is the brother of Greg Schoener) whereby a Convertible Promissory Note in the principal amount of up to $500,000 was purchased. Under the terms of the Forbearance Agreement, the amounts outstanding under the Note will bear interest at a rate of 9% per annum. The note is secured by the Company’s Intellectual Property (IP)/Patents. Bion BLG, LLC also extended their agreement to share their collateral with investors in the two prior Shareholder Note offerings, with investors participating in a new offering, dated May 16, 2025, that commenced May 29, 2025.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 30, 2025, Mr. Stephen Posner agreed to become a member of the Board as ratified by the Board of Directors of the Company. Mr. Posner is a financial markets professional with fifty years of experience. Expertise in facilitating the growth of large and small companies. Experience in raising capital, increasing public awareness, and advising on financial planning, corporate strategy, and mergers and acquisitions. The Company welcomes Mr. Posner to its Leadership Team.

On May 30, 2025, after review and discussion, the Company’s Board of Directors accepted the resignation of Turk Stovall from the Company’s Board of Directors, effective immediately.

Item 7.01 Regulation FD Disclosure.

On May 27, 2025, the Company issued a press release entitled “Bion announces First Offtake Commitments for its Organic Nitrogen Fertilizer” which press release has been placed on the Investors page of our website.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Perfect Blend LLC LOI
10.2	Yield RMG LLC LOI
10.3	Bion BLG LLC Forbearance Agreement
99.1	Press Release titled “Bion Announces First Offtake Commitments for its Organic Nitrogen Fertilizer”
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Stephen Craig Scott
Date: May 30, 2025	Name:	Stephen Craig Scott Interim CEO